Prepaid Expenses and Other Assets, Net	12 Months Ended
Dec. 31, 2025
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET
4.	PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets, net, consisted of the following:

	As of December 31,
	2024	2025
Prepaid expenses and other current assets, net:
Prepaid expenses (1)	$2,320,000	$2,402,310
Receivables from third parties (2)	1,267,001	1,023,861
Receivables from disposal of long-term investment (3)	753,497	786,490
Value-added tax (“VAT”) receivables	296,872	160,822
Rent deposits	128,165	132,292
Others	54,782	1,031,148
Prepaid expenses and other current assets	$4,820,317	$5,536,923
Allowance for credit losses (1) (2) (3)(5)	(4,027,585)	(4,213,287)
Prepaid expenses and other current assets, net	$792,732	$1,323,636
Prepaid expenses and other non-current assets:
Prepaid case acceptance fee (4)	$3,500,459	$3,653,730
Long-term receivables from third parties (5)	3,000,000	3,000,000
Others	177,269	1,002,944
Prepaid expenses and other non-current assets	$6,677,728	$7,656,674
Allowance for credit losses (5)	(3,000,000)	(4,000,987)
Prepaid expenses and other non-current assets, net	3,677,728	3,655,687
Total	$4,470,460	$4,979,323

(1)	In March 2023, the Group appointed Lucky Panda Pte. Ltd to provide marketing solution, social media operations and public relationship services in respect to the Group’s business development in the Southeast Asia region, with a service period from April 1, 2023 to March 31, 2026. Therefore, the Group made a prepayment of $3 million for the service, including $1.8 million for the joint developing and creating of an AI content platform. The prepayment of the business development related service will be settled based on the service rendered. The Group recognized the settlement of $170,000 and nil into promotional service expenses for the years ended December 31, 2024 and 2025, respectively. For the year ended December 31, 2024 and 2025, the Group recognized credit losses amounting to $2,220,000 on the remaining prepayment, following management’s decision to terminate the AI content platform development due to a shortage of supporting human resources required to collaborate on the project.

(2)	Receivables from third parties mainly includes funds lent to third parties. In October 2023, the Group entered into agreement to lend $786,490 to a third party, with maturity of one year and annual interest rate of 6.8%. Additionally, the loan term was extended for another one year. In March and May 2024, the Group lent another $71,499 and $28,600 to the above third party, with maturity of one year and annual interest rate of 3.45%. For the year ended December 31, 2024, the Group recorded credit losses of $826,946 for the receivables based on the management’ estimation of the collectability of the receivables from the third parties. The loan was further extended for one year as of December 31, 2025.
(3)	In September 2023, the Group entered into an agreement with a third party to dispose 11% of the shares of Zhizhen Guorui held by the Group with a total consideration of RMB5,500,000 (equivalent to $786,490), and recognized a gain on disposal of $43,640. For the year ended December 31, 2025, the Group recorded credit losses for the above receivable based on the managements’ estimation of the collectability of the receivable from the third party.

(4)	Prepaid case acceptance fee is the expense paid by the plaintiff in advance according to PRC law when the court decides to accept civil cases, economic dispute cases, maritime cases and administrative cases. The court charged the case acceptance fee of $3.7 million in proportion to the claim amount of the lawsuit between the Group and Apple. The claim amount was RMB10 billion, approximately $1,430 million. The lawsuit is not expected to close within the one year and the amount is recognized in non-current portion of prepaid expenses.

(5)	In March 2023, the Group entered into agreement to lend $3 million to Tackle Finance Limited, with maturity of one year and annual interest rate of 5%. In March 2024, the Group entered into a supplemental agreement to extend the maturity of the borrowing for another two years. For the year ended December 31, 2024, the Group recorded credit losses for the above receivable amounting to $3 million, along with interest receivable of $253,301 based on the management’ estimation of the collectability of the receivable from Tackle Finance Limited.

For the years ended December 31, 2023, 2024 and 2025, the Group wrote off receivables from third parties of $22,342, $nil and nil, respectively.